CONFIDENTIAL

           SUNI-DMD MANUFACTURING, ASSEMBLY & TEST SERVICES AGREEMENT

        This Manufacturing, Assembly & Test Supply Agreement ("Manufacturing Agreement") is entered into as of March 17, 1999, by and between SUNI IMAGING MICROSYSTEMS ("SUNI") and DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. ("DMD"), regarding the subject matter described in this document.

        The parties agree as follows:

     1.        OVERVIEW.

     DMD and SUNI entered into an Agreement dated October 10, 1997 (the "Development Agreement") under which SUNI developed for DMD a CCD Chip, as defined in the Development Agreement. DMD and SUNI desire that SUNI will assemble, test and package Sensor Assembly Components provided by DMD to SUNI into Sensor Assemblies and Combined Products as a manufacturing service to DMD.

     2.        DEFINITIONS.

     2.1. "Bill of Materials" means the lists of materials and components set forth in Exhibit A to this Agreement.

     2.2. "Board Assembly" or "Camera Board" or "Board" means the electronics board that is referred to as the "image capture board" in the Development Agreement. The Board Assembly will include a PCI and/or USB personal computer interface and be designed to be plugged into a personal computer.

     2.3. "Board Assembly Specifications" shall mean the technical specifications for Board Assemblies that are attached to this Agreement as Exhibit B.

     2.4. "Combined Product" means a tested Board Assembly and Sensor Assembly that complies with the Combined Product Specifications.

     2.5. "Combined Product Specification" means the functional specifications for the Combined Product that are to be attached to this Agreement as Exhibit C in accordance with Section 9.4 below.

     2.6. "Production Year" shall mean the 12 month period that commences on the date when SUNI: (a) has shipped to DMD a Sensor Assembly or

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Combined Product that conforms to the Sensor Assembly Functional Specifications, and (b) has provided written notice to DMD that SUNI is able to produce such Sensor Assembly or Combined Product in commercial quantities, and each 12 month period that commences on the anniversary of such first shipment and notice.

     2.7. "Sensor Assembly" means the CCD Chip and packaging designed to be inserted in a patient's mouth, together with the cable and plug used to connect the Sensor Assembly to the Board Assembly.

     2.8. "Sensor Assembly Component" means a part, such as a CCD Chip, cable or plug, that is required in order to assemble a Sensor Assembly.

     2.9. "Sensor Assembly Component Specification" means the technical and functional specifications for each Sensor Assembly Component that are attached to this Agreement as Exhibit A.

     2.10. "Sensor Assembly Functional Specification" means the functional specifications for the Sensor Assembly that are attached to this Agreement as Exhibit C.

     2.11. "Wafer Specifications" shall mean the following technical documents:
Attachment 1 to the Development Agreement and the memorandum from DMD to SUNI dated January 14, 1999 that is attached to this Agreement as Exhibit E.

     3.        PARTS PROCUREMENT.

     3.1. DMD and SUNI will jointly review and approve suppliers of Sensor Assembly Components and of Board Assemblies, to be manufactured in accordance with the Sensor Assembly Component and Board Assembly Specifications, and such approval shall not be unreasonably withheld. The Bill of Materials for the PCI personal computer interface attached as Exhibit A(i) to this Agreement includes the materials and components determined by SUNI to be necessary to manufacture each Sensor Assembly Component and Board Assembly that includes a PCI personal computer interface. The Bill of Materials to manufacture each Sensor Assembly Component and Board Assembly that includes a USB personal computer interface shall be provided by SUNI to DMD, and attached as Exhibit A(ii) to this Agreement, within 30 days of signing this Agreement. If SUNI is unable to provide DMD with the Bill of Materials necessary, and acceptable to DMD, to manufacture each Sensor Assembly Component and Board Assembly that includes a USB personal computer interface within such time, either party may terminate this Agreement in its entirety without liability to the other. Exhibit B sets forth the technical specifications for each Sensor Assembly Component and Board Assembly. DMD will manage all material procurement activities with the exception of wafer


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procurement. DMD shall place purchase orders with Orbit or such other wafer supplier of SUNI's choice as shall be reasonably acceptable to DMD and able to provide wafers at or below the wafer prices set forth in the Bill of Materials and SUNI will manage all aspects of the wafer supplier's performance.

     3.2. DMD will identify and contract with one or more vendors which are to be approved by SUNI to manufacture and supply Board Assemblies. SUNI will not withhold or delay approval without reasonable cause

     3.3. DMD shall use commercially reasonable efforts to supply sets of all required materials defined in the applicable Bill of Materials to SUNI no less than 15 days prior to the 1st of each month in which the finished Sensor Assemblies, or Combined Products, as applicable, to be produced from those materials are to be delivered to DMD. If DMD or the suppliers of the required materials deliver such required materials to SUNI later than fifteen (15) days prior to the first day of the calendar month, as set forth in the preceding sentence, then SUNI's time to deliver the Sensor Assemblies or Combined Products to be assembled from such materials shall be extended for a commercially reasonable period of time not to exceed the number of days that DMD or the suppliers delivered the required materials after fifteen days prior to the first day of such calendar month.

     3.4. At the earliest possible date after execution of this Agreement, DMD shall issue a purchase order for a quantity of wafers to the wafer supplier selected in accordance with Section 3.1 above, in the configuration set forth in the Wafer Specifications , sufficient to produce 4,500 sensors based on a 50% yield from each wafer. DMD shall take delivery of all wafers on this purchase order within 6 months of the first delivery of wafers.

     4.        PAYMENT FOR PARTS.

     DMD will pay for all Sensor Assembly Components and Board Assemblies and be responsible for assuring materiel flow that is sufficient to manufacture required Sensor Assemblies and Board Assemblies consistent with quantities of Sensor Assemblies and Combined Products ordered by DMD. SUNI is not responsible for any consequences of delays in materiel supply which do not result from the actions or omissions of SUNI.

     5.        MANUFACTURING SERVICES.

     5.1. Equipment. SUNI will purchase, lease, sublease and install, or obtain through subcontract arrangements, all equipment necessary to assemble, test and package Sensor Assemblies (the "Equipment").

     5.2. Manufacturing Support. SUNI will establish requirements for all manufacturing of Sensor Assembly Components and Board Assemblies. DMD is responsible for establishing and monitoring each vendor's compliance with


                                     Page 3
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customary manufacturing processes to be established by SUNI. If the Sensor
Assembly Components or Board Assemblies delivered to SUNI fail to conform to the applicable Sensor Assembly Component Specifications and Board Assembly Component Specifications, SUNI's sole and exclusive remedy against DMD shall be to require DMD to, as quickly as commercially reasonable, procure replacement parts that meet such specifications, and DMD shall indemnify SUNI as set forth in Section
9.6 below.

     5.3. Assembly. SUNI will use the Equipment to test, assemble and package Sensor Assembly Components into Sensor Assemblies. SUNI will test all Assembly Boards sold with SUNI manufactured and assembled Sensors as part of a Combined Product.


     5.4. Good Manufacturing Practices. SUNI will comply with the applicable regulations of the United States Food and Drug Administration ("FDA") and of all other applicable regulatory agencies applicable to the manufacture of the medical devices manufactured by SUNI for DMD, including without limitation "Good Manufacturing Practices" ("GMP") regulations. Prior to commencement of assembly of the Combined Products, DMD may, on reasonable advance notice to SUNI, conduct inspections of SUNI manufacturing facilities and records to determine SUNI's compliance with applicable "Good Manufacturing Practices" ("GMP") regulations and SUNI shall fully cooperate with such inspections.

     6.        ROYALTY ADVANCE.

     6.1. DMD will advance to SUNI $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in cash as follows:

   o $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION paid to SUNI April 2, 1999

   o $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION paid to SUNI thirty days after execution of this Agreement

   o $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION paid to SUNI sixty days after execution of this Agreement

The $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION advance will be credited against the first $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION in royalties that DMD would otherwise be obligated to pay to SUNI under the Development Agreement commencing with the first royalty payment that becomes due under the Development Agreement, provided that DMD may not take such credit with respect to royalties that become due during any calendar quarter if the cumulative orders placed by DMD total fewer than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies to be delivered by SUNI to DMD during such calendar quarter.

     6.2. DMD will lease equipment ("DMD Leased Equipment") for SUNI's use in connection with the manufacture, assembly and testing of DMD products, and SUNI agrees that if it will not use the DMD Leased Equipment for other purposes, unless SUNI is able to meet DMD's requirements for Sensor


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


Assemblies. DMD will lease the DMD Leased Equipment under a purchase/lease agreement per the List of Equipment attached as Exhibit D and updated in accordance with the following sentence, not to exceed a total value of $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. The parties agree that the List of Equipment attached as Exhibit D, as of the date of this Agreement is preliminary, and SUNI will submit a final and complete List of Equipment to DMD within thirty (30) days after the date of this Agreement. DMD shall obtain SUNI's approval of any such agreement with respect to the purchase or lease of DMD Leased Equipment and DMD will work with SUNI to determine the structure that best fits SUNI's requirements. The costs of these leases shall be recovered by DMD over the first 36 months of deliveries as credits applied to royalty payments required under the Development Agreement and/or payments otherwise due SUNI under this Agreement but if SUNI terminates this Agreement under Section 7.6 or 7.7 or DMD terminates this Agreement under Section 7.8 all unrecovered cost shall be immediately paid to DMD by SUNI, and SUNI shall have the right, in its discretion, to become the owner of the DMD Leased Equipment. If DMD terminates this Agreement under
Section 7.7, or if SUNI terminates this Agreement under Section 7.8, then SUNI may elect either (a) to pay all of DMD's unrecovered cost with respect to the DMD Leased Equipment, and upon such payment SUNI shall have the right, in its discretion, to become the owner of the DMD Leased Equipment or (b) to return the DMD Leased Equipment. SUNI shall own, or if a residual payment amount remains due and owing at the end of the lease term shall have the option, by paying the residual amount, of owning, the DMD Leased Equipment after DMD has recovered all lease costs. If DMD elects not to buy additional Sensor Assemblies or Combined Products beyond the first year from the date of this Agreement, then DMD shall be responsible for all remaining lease costs and SUNI will own the DMD Leased Equipment.

     7.        PURCHASE AGREEMENT.

     7.1. DMD will fulfill all of its requirements for Sensor Assemblies and Combined Products from SUNI during the Manufacturing Agreement term (which term commences upon the date hereof and extends through the last day of the third Production Year unless earlier terminated pursuant to Section 7.7 or Section 7.8 below) unless either (a) DMD's exclusive rights are terminated as set forth in
Section 7.3 and 7.6 below or (b) SUNI declines to accept any order that DMD places prior to the 90 day lead time specified herein, for delivery of Sensor Assemblies and Combined Products, in which case Section 7.6 below shall apply. Upon the last day of the term, the term of this Agreement is extended automatically one year at a time unless cancelled by either party within 90 days of the last day of the term of this Agreement.

     7.2. DMD shall, promptly following receipt of FDA notification for the Sensor Assembly and/or Combined Product permitting marketing and sale of the Sensor Assembly and/or Combined Product in the United States, issue a purchase order, in the form attached as Exhibit F to this Agreement to SUNI for


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assembly of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies (the "Initial Order") for delivery over the first Production Year. With respect to the Initial Order, SUNI agrees to produce a minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies per calendar month and a minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies per Production Year quarter for Q2, Q3 and Q4 of the first Production Year; and the Q1 ramp-up under the Initial Order during the first Production Year shall be a minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies per month and minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies for Q1 of the first Production Year. The CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION-Product shortfall for Q1 of the first Production Year shall be delivered during Q2 of the first Production Year.

     7.3. With respect to all orders after the first Production Year, DMD agrees to order and take delivery of, and SUNI agrees to deliver, Sensor Assemblies at a rate of at least CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies per calendar month of each Production Year; provided, however, that if DMD refuses to order a minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies for delivery in each calendar month of the second or third Production Years and such failure continues for 30 calendar days after delivery by SUNI to Robert Gurevitch and Dr. Jack Preston of DMD of a written demand describing such failure and referencing this paragraph 7.3, SUNI may as its sole and exclusive remedy for failure by DMD to order the quantities of Sensor Assemblies specified to be ordered in the second and third Production Years by the terms of this Paragraph terminate DMD's exclusive rights to market the Sensor Assembly and terminate all exclusivity relating to SUNI's designs, as set forth in Section 8.1 of the Development Agreement; whereupon SUNI shall continue to supply DMD pursuant to this Agreement on a non-exclusive basis, provided that if DMD orders fewer than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies during any Production Year, then SUNI may elect to transfer production of Sensor Assemblies to a third party that DMD identifies rather than continue to support production at that level.

     7.4. DMD shall guarantee payment in full for at least CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies during the first Production Year during the term of this Agreement. If DMD fails to purchase and pay for at least CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies during Q1 of the first Production Year or CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies during any of Q2, Q3 and Q4 of the first Production Year (the "Required Minimum Quantities"), then SUNI shall provide written notice to DMD of such purchase shortfall, and DMD shall have 30 days from the date of such written notice to pay to SUNI the difference between price calculated under Section 8.1 below for the Required Minimum Quantities and the actual quantity of Sensor Assemblies that DMD ordered and paid SUNI for during the applicable calendar quarter. If DMD fails to pay such amount, then, in addition to its other remedies, SUNI may terminate DMD's exclusive rights to market the Sensor Assembly and terminate all exclusivity relating to SUNI's designs as set forth in Section 8.1 of the Development Agreement. If DMD has purchased more than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies in a given Production Year, then SUNI will credit DMD based on volume pricing, as described in Section
8.1 of this Agreement below, for an amount equal to the difference between the price paid by DMD for each Sensor Assembly that DMD purchased


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


and paid for during the Production Year and the volume discount price for the Sensor Assemblies. The credit amount will be credited against future royalties and/or payments under this Agreement that would otherwise be payable by DMD in the following Production Year.

     7.5. Any increases over minimum orders specified in Section 7.3 above requires 90-day advance notice to SUNI.

     7.6. If DMD does not place orders for a minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies within the required purchase order lead time, to be delivered during each quarter of the second Production Year of this Agreement (other than following notice from SUNI that it cannot accept all orders for the Second Production year) then SUNI will be entitled, in its sole discretion, to maintain in effect all lease or other agreements with respect to DMD Leased Equipment. If SUNI decides not to accept all of DMD's Production Year orders in year two or three or part of such orders in excess of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies per Production Year quarter (the "Rejected Orders") then SUNI shall provide DMD with written notice of such decision. Provided that the Rejected Orders are bona fide and were made within the applicable minimum purchase order lead times set forth in this Section 7, then SUNI shall supervise transition of production to a second source of DMD's choice for (a) in the case of a rejection by SUNI only of orders in excess of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies in any given Production Year quarter, all future quantities of Sensor Assemblies and Combined Products above CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies per Production Year quarter, and (b) in the case of a rejection which results in SUNI accepting orders totaling fewer then CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies in a given Production Year quarter, all future quantities of Sensor Assemblies that DMD desires to purchase from such second source. SUNI shall continue to assemble and deliver Sensor Assemblies and Combined Products during the period that SUNI is assisting to establish the second source, and thereafter SUNI shall promptly deliver the DMD Leased Equipment to DMD or fully pay all lease obligations of DMD with respect to such equipment, unless SUNI has elected to continue to supply to DMD the minimum quantities of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies during each Production Year quarter. However, SUNI is not required to support DMD for more than six months after such notice of Rejected Orders. Both DMD and SUNI are required to give a 90-day notice of intent not to extend manufacture of a minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies per Production Year quarter prior to commencement of Production Years two and three.

     7.7. Either party may terminate this Agreement effective on the last day of a Production Year by written notice given in writing at least 90 days prior to the end of the then current Production Year.

     7.8. This agreement may be terminated prior to the expiration of the term by either party if the other materially breaches this Agreement and such breach remains uncured for 30 days from delivery by the non-breaching party of written notice of breach.

     7.9. Sections 6.2 (as to rights post-termination) 7.3, 7.4, 7.9, 7.11, 8.1, 9.4, 9.5, 9.6 and 9.10 through 9.16 shall survive termination of this Agreement.

     7.10. If there are yield problems with components that DMD supplies to SUNI including wafers, SUNI will identify the problem and report it to DMD along with recommendations of corrective action. DMD will be responsible for any manufacturing defects in such components, except to the extent that such defect is caused by SUNI's negligence, and SUNI may, but will have no obligation to, conduct acceptance testing of components received from DMD suppliers. If a manufacturing defect exists in any such component, SUNI's sole and exclusive remedy against DMD shall be to require DMD to, as quickly as commercially reasonable, procure replacement parts that meet such specifications, and DMD shall indemnify SUNI against any third party claims as set forth in Section 9.7 below.

     7.11. SUNI terms of sale of Sensor Assembly services to DMD shall be: payable NET 5 days from date of invoice, FOB, Mountain View, CA. The "date of invoice" shall mean when a Sensor Assembly and Product Quality Report for such Sensor Assembly, as described in Section 8.2 below is delivered to DMD. A payments due under this Section and delayed more than thirty (30) days from the date of invoice, shall bear interest at a rate equal to the Bank of America Prime Rate plus one percent (1%) from the date due until paid in full.


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     8.        PURCHASE PRICE.

     8.1. SENSOR ASSEMBLY. DMD will pay the following amount to SUNI for each Sensor Assembly that SUNI assembled and delivered to DMD. DMD may, but is not required to inspect Sensor Assemblies on delivery, and the remedy for defective Sensor Assemblies shall be as set forth in Section 9.5 below:

    NUMBER OF SENSOR ASSEMBLIES SUNI SHIPPED DURING THE PRODUCTION YEAR               PRICE PER SENSOR ASSEMBLY
-----------------------------------------------------------------------------     ----------------------------------
CONFIDENTIAL INFORMATION OMITTED           CONFIDENTIAL INFORMATION OMITTED       $CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE              AND FILED SEPARATELY WITH THE          AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION    to   SECURITIES AND EXCHANGE COMMISSION     SECURITIES AND EXCHANGE COMMISSION
WITH THE SECURITIES AND EXCHANGE           WITH THE SECURITIES AND EXCHANGE       WITH THE SECURITIES AND EXCHANGE
COMMISSION                                 COMMISSION                             COMMISSION

CONFIDENTIAL INFORMATION OMITTED           CONFIDENTIAL INFORMATION OMITTED       $CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE              AND FILED SEPARATELY WITH THE          AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION    to   SECURITIES AND EXCHANGE COMMISSION     SECURITIES AND EXCHANGE COMMISSION
WITH THE SECURITIES AND EXCHANGE           WITH THE SECURITIES AND EXCHANGE       WITH THE SECURITIES AND EXCHANGE
COMMISSION                                 COMMISSION                             COMMISSION

CONFIDENTIAL INFORMATION OMITTED           CONFIDENTIAL INFORMATION OMITTED       $CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE              AND FILED SEPARATELY WITH THE          AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION    to   SECURITIES AND EXCHANGE COMMISSION     SECURITIES AND EXCHANGE COMMISSION
WITH THE SECURITIES AND EXCHANGE           WITH THE SECURITIES AND EXCHANGE       WITH THE SECURITIES AND EXCHANGE
COMMISSION                                 COMMISSION                             COMMISSION

CONFIDENTIAL INFORMATION OMITTED           CONFIDENTIAL INFORMATION OMITTED       $CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE              AND FILED SEPARATELY WITH THE          AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION    to   SECURITIES AND EXCHANGE COMMISSION     SECURITIES AND EXCHANGE COMMISSION
WITH THE SECURITIES AND EXCHANGE           WITH THE SECURITIES AND EXCHANGE       WITH THE SECURITIES AND EXCHANGE
COMMISSION                                 COMMISSION                             COMMISSION

CONFIDENTIAL INFORMATION OMITTED                                                  $CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE                                                     AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION    and  more                                   SECURITIES AND EXCHANGE COMMISSION
WITH THE SECURITIES AND EXCHANGE                                                  WITH THE SECURITIES AND EXCHANGE
COMMISSION                                                                        COMMISSION


     8.2 EXTENDED WARRANTY. DMD will pay the following amount (subject to adjustment in accordance with this Section below) to SUNI for each Sensor Assembly and each Board Assembly that is covered under an Extended Warranty, as defined in Section 9.5 below.

          Sensor Assembly                            Board Assembly

$CONFIDENTIAL INFORMATION OMITTED             $CONFIDENTIAL INFORMATION OMITTED
AND FILED SEPARATELY WITH THE                 AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION            SECURITIES AND EXCHANGE COMMISSION
WITH THE SECURITIES AND EXCHANGE              WITH THE SECURITIES AND EXCHANGE
COMMISSION                                    COMMISSION

     The Extended Warranty price is based on DMD's purchase of a minimum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies during the first Production Year of this Agreement and of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Sensor Assemblies during each month of each Production Year after the first Production Year of this Agreement. If DMD has failed to purchase such minimum quantities, as of the time that DMD purchases the Extended Warranty from SUNI, then SUNI shall have no obligation to provide Extended Warranty services under Section 9.5 below, unless and until, DMD and SUNI agree on a mutually acceptable Extended Warranty fee to be paid to SUNI.

     8.3 PRODUCT QUALITY REPORT. Every Sensor Assembly shipped by SUNI to DMD shall be accompanied by a product quality report confirming that such Sensor Assembly meets the Sensor Assembly Functional Specification.

     9.        MISCELLANEOUS

     9.1. PROJECT MANAGERS. DMD and SUNI each will appoint Project Managers. The Project Managers will meet monthly to review the status of the Manufacturing Agreement.

     9.2. MANUFACTURING PROCESS AND RESPONSIBILITY FOR SENSOR ASSEMBLY COMPONENTS. SUNI will guarantee conformity to the manufacturing process used to manufacture the Sensor Assembly Components but DMD will look to the individual vendors for any claims with respect to defects in material or workmanship in relation to Sensor Assembly Components and Board Assemblies and third party Board Assembly manufacturing services. Issues pertaining to the design of the Sensor Assembly and Assembly Board are covered under the Development Agreement.

     9.3. WORKER'S COMPENSATION AND INSURANCE. SUNI shall carry (i) adequate workers compensation, and (ii) insurance, naming DMD as an insured, adequate to cover the costs of possible loss of or damage to DMD-owned materiel including the Sensor Assembly Components and Board Assemblies while in its possession and the DMD Leased Equipment, unless and to the extent that such DMD Leased Equipment is covered by insurance maintained under the terms of the lease agreement. SUNI will provide copies of such policies and endorsements within 30 days following execution of this Agreement. SUNI shall guard the DMD Leased Equipment, Products and components from damage during the period that such property is in the possession or control of SUNI. SUNI agrees to keep the Sensor Assembly Components separated from other products of SUNI and take such other action as DMD may reasonably request (including execution of such acknowledgments of DMD's ownership and UCC financing statements as DMD may reasonably require) in order to protect and confirm DMD's ownership rights in the Sensor Assemblies, Combined Products and their components, and DMD's interest in the DMD Leased Equipment, subject to SUNI's rights in the DMD Leased Equipment as set forth in this Agreement.

     9.4. SPECIFICATIONS. SUNI and DMD shall agree upon the Sensor Assembly Functional Specification and Combined Product Specification for both units that include a PCI personal computer interface and units that include a USB personal computer interface within 30 days of the signing of this Agreement. The Sensor Assembly Functional Specification for units that include a PCI personal computer interface will be attached as Exhibit C(i) to this Agreement and the Sensor Assembly Functional Specification for units that include a USB personal computer interface will be attached as Exhibit C(ii) to this Agreement. If the parties are unable to agree upon the Sensor Assembly Functional Specification and Combined Product Specification for units that include a PCI, and units that include a USB, personal computer interface by such time, either party may terminate this Agreement in its entirety without liability to the other. These specifications can be modified subject to mutual written agreement from time to time. SUNI owns all right, title and interest in and to the Wafer Specification, Sensor Assembly Component Specification, Sensor Assembly Functional Specification, Combined Product Specification and any other technical specifications that are attached to this Agreement as Exhibit B. If DMD is entitled to obtain an alternate or replacement source for production of Sensor Assemblies, in accordance with the terms and conditions of this Agreement under either of Sections 7.3 or 7.6, then SUNI shall be deemed to grant to DMD a limited license to use the Specifications for the purpose of such production, which license shall be identical to the license SUNI granted to DMD with respect to the Developed Subsystem under Section 7.1 of the Development Agreement

     9.5. WARRANTY.

        (a) SUNI warrants that all Sensor Assemblies will comply with the Sensor Assembly Functional Specifications and be free of defects resulting from workmanship performed by SUNI or its subcontractors for the longer of (i) 90 days from the date of shipment by DMD and (ii) 180 days from the date of shipment from SUNI to DMD. Visible signs of negligent use or abuse voids this warranty. This warranty does not extend to the Sensor Assembly Components or Board Assemblies, and DMD agrees that it will look to the individual vendors for any claims with respect to defects in material or workmanship in relation to Sensor Assembly Components and Board Assemblies and third party Board Assembly manufacturing services. If a Sensor Assembly fails to conform to the foregoing warranty, then DMD's sole and exclusive remedy against SUNI will be to require SUNI to correct SUNI's workmanship with respect to any defective test, assembly and packaging services. In addition, both parties shall participate in the Warranty Pool that is described in Section 9.5(b) below. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 9.5, SUNI MAKES NO WARRANTIES , EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES PROVIDED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

        (b) Both SUNI and DMD agree that it is in their mutual interest to promptly remedy any failure of a Sensor Assembly to conform to the Sensor Assembly Functional Specifications for reasons other than misuse or abuse of the Sensor Assembly (a "Sensor Assembly Defect") and agree to do so in accordance with this Section 9.5(b) below:

          (i) 12 MONTH NO FAULT REPAIRS. DMD and SUNI each agree that if during the 12 month period from the date that DMD ships a Sensor Assembly or Board Assembly to a customer, the customer claims a Sensor Assembly Defect that is covered under DMD's standard twelve (12) month warranty, then, and provided that at the time that the customer or DMD returns the defective Sensor Assembly to

               SUNI, SUNI is still in the business of selling Sensor Assemblies to DMD under this Agreement, then DMD shall provide all necessary replacement Sensor Assembly Components and Board Assemblies to SUNI, and SUNI will provide test, assembly and packaging services as necessary to re-assemble the defective Sensor Assembly and re-test the Board Assembly, in accordance with the RMA procedures set forth in subsection (b)(iii) below. DMD agrees that failures or defects due to visible misuse or abuse of the Sensor Assembly or Board Assembly will not be covered under DMD's standard twelve
               (12) month warranty.

          (ii) EXTENDED WARRANTY. DMD may offer to its customers, the opportunity to purchase a twelve month extension of DMD's standard twelve (12) month warranty for Sensor Assemblies, Board Assemblies and Combined Products (an "Extended Warranty"). If DMD elects to offer an Extended Warranty, then it must notify SUNI within thirty (30) days after SUNI's shipment to DMD of a Sensor Assembly, Board Assembly or Combined Product that the Extended Warranty will apply to the shipped product. DMD will provide, as part of such notice, the product identification number for each Sensor Assembly, Board Assembly and Combined Product to be covered under the Extended Warranty and will remit to SUNI payment of the Extended Warranty Fee calculated in accordance with Section 8.2 above. Provided that DMD has complied with the requirement of this subsection (b)(ii), then SUNI's obligations to repair and replace Sensor Assembly Defects will be the same during the Extended Warranty period as they are during the initial 12 month warranty period described in Subsection (b)(i) above, otherwise SUNI's only obligations with respect to Sensor Assembly Defects after the initial twelve month period shall be as set forth in Subsection (b)(iii) below.

         (iii) CORRECTION OF SENSOR ASSEMBLIES DEFECTS NOT COVERED BY A
               WARRANTY.

               A. SYSTEMIC DEFECTS. For purposes of this Agreement a "Systemic Defect" means a Sensor Assembly Defect that occurs in identical or substantially similar form or from a substantially similar cause in at least fifteen percent (15%) of the field population of Sensor Assemblies within two (2) years after receipt of delivery of the Sensor Assemblies by DMD. DMD agrees that it will, at all times during the term of this Agreement, and for so long as it continues to sell or otherwise support Sensor Assemblies and Board Assemblies, carry insurance that names SUNI as an additional insured and that is sufficient to cover the costs of possible loss or damage arising out of

                    Systemic Defects, including, but not limited to, the cost of replacement Components and of manufacturing, test and assembly services. DMD will provide a copy of such insurance policy to SUNI upon SUNI's request. SUNI and DMD agree that they will complete negotiation of the allocation of the cost of such Systemic Defect insurance within thirty (30) days from the date of this Agreement.

               B. OTHER DEFECTS. With respect to Sensor Assembly Defects that are not covered under DMD's standard 12 month warranty or under and Extended Warranty and that are not Systemic Defects, both DMD and SUNI agree that it is in their mutual best interest to preserve customer good will and to cooperate on a case by case basis to remedy such defects in a manner that is in the customer's interest and is equitable for DMD and SUNI.

          (iv) RMA PROCEDURES. If DMD authorizes a customer to return a Sensor Assembly, Board Assembly or Combined Product that the customer claims is defective, DMD shall assign a RMA number to the returned item and then forward the returned item to SUNI together with a written description of the claimed defect. SUNI will test the returned item and if SUNI agrees that: (i) the item is defective, (ii) the defect is covered under the terms of DMD's standard twelve (12) month warranty, and (iii) the defect did not result from abuse or misuse of the returned item, then SUNI will notify DMD whether the returned item should be repaired or replaced. If SUNI recommends repair, then it will notify DMD of the replacement Components that SUNI requires in order to repair the returned item. If SUNI recommends replacement, then SUNI will provide a replacement Sensor Assembly or Combined Product to DMD, provided that SUNI has the Sensor Assembly Components and/or Board Assembly available to assemble the replacement Sensor Assembly or Combined Product, as applicable. All repaired and replacement Sensor Assemblies, Board Assemblies and Combined Products will remain under warranty for the balance of the warranty term that applied to the original Sensor Assembly, Board Assembly or Combined Product, as applicable. If, as a result of a defect that is covered under an original 12 month warranty, an Extended Warranty, or Systemic Defect, DMD is required to purchase a replacement Sensor Assembly Component that is a Licensed Product under the Development Agreement, DMD shall be relieved of any obligations it may have under the Development Agreement to pay SUNI a royalty on such replacement Licensed Product.

     9.6. DMD INDEMNITY. DMD assumes all risk, responsibility and liability arising out of defects in the Sensor Assembly Components and Board Assemblies, except to the extent that such liability arises from defects in the design for which SUNI is liable in accordance with the terms and conditions of the Development Agreement or its omissions or negligence or defects in the services provided by SUNI under this Agreement and for which SUNI is liable in accordance with Section 9.5 above (collectively, the "DMD Assumed Risks"). DMD will, and hereby agrees to, indemnify and hold harmless SUNI from and against any losses, costs, liability or damages that SUNI may suffer as a result of such DMD Assumed Risks.

     9.7. COMPLIANCE WITH LAWS. SUNI shall comply with all applicable federal, state and local laws and regulations including labor and environmental laws and regulations.

     9.8. FORCE MAJEURE. Neither SUNI nor DMD shall be deemed to be in default or liable to each other on account of delays in delivery or in the performance of any other act to be performed by SUNI or DMD under this Agreement due to any cause to the extent it is beyond SUNI's or DMD's control or not occasioned by SUNI's or DMD's fault or negligence. Notwithstanding the foregoing:: (a) if SUNI estimates that the delay in delivery of Sensor Assemblies will exceed six (6) months where the delay is attributable to delays or shortfalls in the wafer supply, or three (3) months where the delay is attributable to reasons other than delays or shortfalls in the wafer supply; or (b) if the delay in fact exceeds six months in the case of delays or shortfalls of wafer supply; or three
(3) months in the case of all other delays that are subject to this Section, then DMD may elect to purchase Sensor Assemblies from an alternative supplier unless the delay results from delays in the supply of Sensor Assembly Components or Board Assemblies and but for such delay SUNI would be able to assemble Sensor Assemblies and Combined Products in accordance with the terms of this Agreement (the "DMD Alternate Supply Election"). If DMD makes a DMD Alternate Supply Election, then; (a) SUNI shall render all necessary assistance to DMD and the alternative supplier, at no additional expense to DMD during the first sixty
(60) days from the date that SUNI commences to provide such assistance and at SUNI's then current commercial consulting rates after such initial sixty (60) day period, to facilitate the manufacturing, assembling and packaging of Sensor Assemblies; (b) all purchases made by DMD from the alternative supplier shall be credited to DMD for the purposes of the purchase requirements under this Agreement; and (c) within four (4) months of such delay in delivery being resolved, DMD shall cease purchasing Product from such alternate supplier and shall again purchase Sensor Assemblies and Combined Products from SUNI under the terms of this Agreement.

     9.9. AMENDMENTS. This Agreement may only be amended by express written agreement signed by an authorized representative of each party. Failure by a party to insist upon strict conformance to any provision herein, or in purchase orders issued hereunder, or failure by a party to act in the event of a breach of default, shall not construed as a consent or waiver by the non-breaching party of that breach or default or any subsequent breach of default of the same or of any other provision contained herein.

     9.10. ASSIGNMENT. SUNI's rights and obligations under this Agreement are personal and not assignable (either voluntarily or by operation of law) without the prior written consent of DMD except to a successor to all or substantially all of SUNI's assets or to a majority of SUNI's voting stock; provided, however, that if such successor is a direct competitor of DMD, then DMD's prior consent shall be required, which consent may be withheld in DMD's sole discretion. DMD shall not assign its rights and obligations hereunder without the prior written consent of SUNI, which shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of each party's permitted successors and assigns.

     9.11. SUBCONTRACT. SUNI may, from time to time, subcontract or permit entities other than SUNI to perform the work, services or other performance required under this Agreement without he prior written consent of DMD; provided that SUNI shall remain responsible for each such subcontractor's performance. SUNI is and will remain at all times during this Agreement an independent contractor of DMD. SUNI is responsible for the acts of its employees.

     9.12. ATTORNEYS FEES. If SUNI or DMD, for any cause whatsoever, brings suit against the other party and the other party is finally adjudicated not to have liability, then the party bringing suit will pay the other party's reasonable attorneys' fees and costs which were incurred in defending said suit.

     9.13. NO CONSEQUENTIAL Damages. EXCEPT IN THE CASE OF A WILLFUL AND INTENTIONAL BREACH OF A MATERIAL PROVISION OF THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES OR LOST PROFITS. THIS LIMITATION SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     9.14. ENTIRE AGREEMENT. Except as expressly set forth in Sections 7.3 and
7.4 above, nothing in this Agreement shall be deemed to modify the terms and conditions of the Development Agreement. This Agreement and its exhibits contains the entire understanding of the parties with respect to the matters contained herein. There are no promises, covenants or undertakings, either oral or in writing, other than those expressly set forth in this Agreement.

     9.15. NOTICE. All notices which any party may be required or desire to give to another Party shall be in writing and shall be given by personal service, facsimile, or registered or certified mail to the party at its respective address or facsimile telephone number set forth below. Mailed notices shall be deemed to be given upon actual receipt by the party to be notified. Notices delivered by facsimile shall be confirmed in writing by overnight courier and shall be deemed to be given upon actual receipt by the party to be notified.


      If to DMD:

                           Dental/Medical Diagnostic Systems, Inc.
                           200 North Westlake Blvd., Suite 202
                           Westlake Village, CA 91362



                           Attn:  Dr. Jack Preston

                                  Robert Gurevitch


                           With a copy to:


                                  Murray Markiles





      If to SUNI:               President

                                SUNI Imaging Microsystems, Inc.

                                185 E. Dana Street

                                Mountain View, CA 94041

     9.16. CHOICE OF LAW. This Agreement, its validity, construction and effect shall be governed by the internal laws of the State of California, without giving effect to its rules relating to conflicts of laws.

     IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed by their duly authorized officers as of the date set first set forth above.


DENTAL/MEDICAL DIAGNOSTICS, INC.



By:  /S/ Jack Preston

Its:


SUNI IMAGING MICROSYSTEMS, INC.



By:  /S/ Paul Suni

Its:

                                   EXHIBIT A-1

                              PCI BILL OF MATERIALS



CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT A-2

                              USB BILL OF MATERIALS



CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT B-1

                        PCI BOARD ASSEMBLY SPECIFICATIONS



CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT B-2

                        USB BOARD ASSEMBLY SPECIFICATIONS



CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT C-1

                  PCI SENSOR ASSEMBLY FUNCTIONAL SPECIFICATION

                       AND COMBINED PRODUCT SPECIFICATIONS


CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT C-2

                  USB SENSOR ASSEMBLY FUNCTIONAL SPECIFICATION

                       AND COMBINED PRODUCT SPECIFICATIONS


CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBIT D

                                 EQUIPMENT LIST



CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBIT E

               MEMORANDUM FROM DMD TO SUNI DATED JANUARY 14, 1999



CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBIT F

                                  INITIAL ORDER



CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION